SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2000

                            The Bethlehem Corporation
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             (Exact name of registrant as specified in its charter)

         Pennsylvania                 1-4676                  24-0525900
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(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)


               25th and Lennox Streets, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 258-7111


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 2.  Disposition of Assets

         This Form 8-K is being filed to report the sale of Bethlehem Advanced Materials Corporation ("BAM"), the Company's wholly owned subsidiary in Knoxville, TN. BAM was sold to a private company Bergen Cove Realty Inc. Per the terms of the agreement, the Company sold the issued and outstanding shares of the common stock of BAM. The purchase price was $3,923,000 which includes the assumption of BAM's existing term debt of $2,423,000.

         The Company received a fairness opinion from Seidman & Co., Inc. Investment Banking for the sale of these assets.



















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    The Bethlehem Corporation



Dated:  December 14, 2000                      By:  /s/ Antoinette L. Martin
                                                    ----------------------------
                                                    Antoinette L. Martin
                                                    Vice President, Finance
                                                    (Principal Financial and
                                                    Accounting Officer)